Exhibit 99

News Release

Contact: Joseph B. Bower, Jr.
Secretary
(814) 765-9621

FOR IMMEDIATE RELEASE

CNB FINANCIAL CORPORATION HOLDS ANNUAL MEETING

Clearfield, Pennsylvania - Tuesday, April 17, 2007

CNB Financial Corporation shareholders and CNB Bank each held separate annual meetings on April 17, 2007.

In the CNB Financial Corporation meeting, four incumbent directors were re-seated for a term of three years. They were: Dennis L. Merrey, William R. Owens, Deborah Dick Pontzer and Charles H. Reams. These directors were elected to serve the board until the Annual Meeting in the year 2010.

The following Corporation directors retained their positions but were not standing for election this year: Joseph B. Bower Jr., Robert E. Brown, William F. Falger, James J. Leitzinger, Jeffrey S. Powell, Michael F. Lezzer, Robert W. Montler, James B. Ryan and Peter F. Smith.

In addition to the election of directors, shareholders ratified the appointment of independent auditors, Crowe Chizek and Company LLC for the year ending December 31, 2007.

Chairman, William R. Owens, conducted the meeting. He called upon Joseph B. Bower, Jr., Executive Vice President and Chief Operating Officer of CNB Financial Corporation and CNB Bank, to address the shareholders. Mr. Bower thanked those present and welcomed them to the meeting. He then focused the audience's attention on a presentation that featured year 2006 results on the firm's growth patterns, earnings per share, and resulting dividends.

Mr. Bower introduced William F. Falger, President & Chief Executive Officer of CNB Financial Corporation and CNB Bank. Mr. Falger offered his comments regarding the performance of the Bank since the last Annual Shareholder's Meeting in 2006 and the objectives for the remainder of 2007.

The most significant event of the year was the conversion of the Corporation's principal subsidiary from a national banking charter to a state banking charter, which went into effect December 29, 2006. The primary purpose for this change in charter was to provide the Bank greater flexibility in executing its ongoing strategy of growth and expansion. In addition, the Bank will enjoy significant annual cost savings going forward.

Successful events during the year include the expansion of ERIEBANK, a division of CNB Bank, with a temporary full-service office. The opening of this office allows the bank to offer a full range of commercial and consumer services to the Erie market until the new buildings are in place. The office located downtown Erie now houses the Private Banking division. In addition, CNB Bank relocated its Loan Production office in Warren, PA to a full-service office downtown, reinforcing the Corporation's commitment to the Warren community.

New business services were launched last year, to include remote deposit services and payroll cards. On-Site Banker allows business customers to scan and remit checks for deposit from their office, saving them a trip to the bank. Payroll cards offer businesses with ACH payroll services an alternative for their non-bank employees.

The Corporation also expanded its consumer discount loan and finance business with the opening of three new Holiday Financial Services offices in Clearfield, Hollidaysburg and Northern Cambria. Holiday Financial Services Corporation, a wholly owned subsidiary of CNB Financial Corporation, began operations in Sidman, PA, in November, 2005 by purchasing the performing loans of Holiday Consumer Discount Company which had previously operated in the Sidman area since 1965.

This year, the Bank has introduced a new reward program for Check Cardholders. This program replaced the five cent cash back bonus, and offers cardholders the opportunity to earn and redeem points for travel, gift cards or merchandise.

Mr. Falger presented the Bank's objectives for 2007, which include continuing to grow market share and establishing a strong consumer lending presence within areas served by its branch network, putting a strong emphasis on small business core banking products and commercial relationships, annuities and wealth management services. In addition, the Corporation will expand its presence into existing and new markets with Holiday Financial Services Corporation in Bradford, Bellefonte and Ridgway, reaching the unbanked market. The first two ERIEBANK new concept office buildings will be constructed on the west side of and downtown Erie. Mr. Falger completed his remarks with plans to enhance the Bank's customer relationship driven service and sales process and to enhance brand identity and image in existing markets with the new positioning statement, "The way banking should be".

In the Corporation's reorganizational meeting, the Board named the following corporation officers: William F. Falger, President and Chief Executive Officer; Joseph B. Bower, Jr., Executive Vice President and Secretary; Charles R. Guarino, Treasurer and Principal Financial Officer; and Autumn F. Farley, Assistant Secretary. Peter F. Smith was retained as counsel.

The CNB Bank annual meeting then followed with the thirteen incumbent bank directors re-elected for the ensuing year. They are Joseph B. Bower, Jr., Robert E. Brown, William F. Falger, James J. Leitzinger, Michael F. Lezzer, Dennis L. Merrey, Robert W. Montler, William R. Owens, Deborah Dick Pontzer, Jeffrey S. Powell, Charles H. Reams, James B. Ryan and Peter F. Smith.

Following that re-election process, the following banking officers were appointed for the forthcoming year: Mr. Falger, President and Chief Executive Officer; Mr. Bower, Executive Vice President and Chief Operating Officer; Mark D. Breakey, Senior Vice President and Credit Risk Manager; Donald E. Shawley, Senior Vice President and Senior Trust Officer; and Richard L. Sloppy, Senior Vice President and Senior Loan Officer.

David J. Zimmer, President/ ERIEBANK, Donald W. Damon, Senior Vice President/ Private Banking Division/ ERIEBANK and William L. DeLuca, Jr., Senior Vice President/ Commercial Banking Division/ ERIEBANK; Robert S. Berezansky, Vice President/Corporate Lending; James M. Baker, Michael E. Haines, Robin L. Hay, Jeffrey A. Herr, William J. Mills, Charles C. Shrader and Joseph H. Yaros, Vice Presidents/ Commercial Banking; Scott O. Calhoun, Vice President/ Commercial Banking/ ERIEBANK; Craig C. Ball, Vice President/ Wealth Management and James E. Zbach, Vice President/ Wealth Management/ ERIEBANK; Mary Ann Conaway, Vice President/ Human Resources; Charles R. Guarino, Vice President/ Chief Financial Officer; Helen G. Kolar, Vice President/ Marketing & Sales; David W. Ogden, Vice President/ Credit Administration; Edward H. Proud, Vice President/ Information Systems; Duane P. Shifter, Vice President/ Community Banking; Christopher L. Stott, Vice President/ Mortgage Lending; Michael C. Sutika, Vice President/ Retail Banking; Calvin R. Thomas, Jr., Vice President/ Trust Officer; Mary A. Baker, Vickie L. Baker, Ruth Anne Ryan-Catalano, Kristen L. Ludwig and Deborah M. Young, Assistant Vice Presidents; Kelly Buck, James C. Davidson, Denise J. Greene, Francine M. Papa, Douglas M. Shaffer, Susan J. Shimmel and Steven C. Tunall, Community Office Managers; Tammy C. Wagner, Staff Commercial Lender; Paul A. McDermott, Larry A. Putt, Brenda L. Terry, Mary Ann Roney, Paul D. Sallie and Gregory R. Williams, Banking Officers; Thomas J. Ammerman, Jr., Bank Security Officer; Richard L. Bannon and Gregory M. Dixon, Credit Administration Officers; Natalie R. Barnett, Financial Consultant; Donna J. Collins, Compliance Officer; Richard L. Greslick, Jr., Controller; Thomas W. Grice, Network Administration Officer; Leanne D. Kassab, Marketing Officer; Susan B. Kurtz, Customer Service Officer; Glenn R. Pentz, Trust Officer, Dennis J. Sloppy, Information Systems Officer; Carolyn B. Smeal and Susan M. Warrick, Operations Officers; BJ Sterndale, Training Officer; and Jane M. Gnan, Assistant Trust Officer.

In addition, Dennis J. Weakland and Robert R. Antesberger were appointed Vice Presidents/ Holiday Financial Services Corporation for the forthcoming year.

Inquiries regarding CNB Financial Corporation stock (CCNE) can be answered by phoning
(814) 765-9621.

CNB Bank is the primary subsidiary of CNB Financial Corporation and has twenty-one community offices in Cambria, Clearfield, Centre, Elk, Jefferson, McKean and Warren counties and a Loan Production office in Johnstown, PA. ERIEBANK is a division of CNB Bank and currently operates a full service office and Private Banking office in Erie, PA. Holiday Financial Services Corporation is a subsidiary of CNB Financial Corporation and currently has offices in Clearfield, Hollidaysburg, Northern Cambria and Sidman, PA.

CNB Bank's website is http://www.bankcnb.com, ERIEBANK's website is www.eriebank.net, and Holiday Financial Services' website is www.holidayfinancialservices.com.